Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the Third Quarter 2016

Record GAAP revenue of $176.7 million representing 41% year over year growth
Record Non-GAAP revenue of $179.4 million representing 43% year over year growth

MOUNTAIN VIEW, Calif. -- October 27, 2016 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its third quarter ended September 30, 2016.

GAAP results: Revenue for the third quarter of 2016 was $176.7 million, up $3.8 million, or 2.2% from the second quarter of 2016, and up $51.5 million or 41.1% from the third quarter of 2015. Revenue for the nine months ended September 30, 2016 was $520.6 million, up $166.4 million or 47.0% from the nine months ended September 30, 2015.
Third quarter 2016 net income as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $2.0 million, or $0.05 per diluted share. This compares to GAAP net loss of $(1.2) million, or $(0.03) per diluted share, for the second quarter of 2016, and GAAP net income of $8.0 million, or $0.22 per diluted share, for the third quarter of 2015.
GAAP net income for the nine months ended September 30, 2016 was $0.4 million, or $0.01 per diluted share. GAAP net income for the nine months ended September 30, 2015 was $23.1 million, or $0.63 per diluted share, which included a $3.4 million gain on business combination of an equity investment.
Non-GAAP results: Non-GAAP revenue for the third quarter of 2016 was $179.4 million, up $3.8 million, or 2.2% from the second quarter of 2016, and up $54.2 million or 43.3% from the third quarter of 2015.

Non-GAAP net income for the third quarter of 2016 was $14.9 million, or $0.40 per diluted share, excluding $4.7 million of stock-based compensation expense, $5.5 million, net of tax effect of $3.4 million, of intangible assets amortization expense, $0.5 million, net of tax effect of $0.3 million, of acquisition related expenses, and $0.6 million, net of tax effect of $0.3 million, of inventory fair value adjustments. Non-GAAP net income includes the effect of a deferred revenue fair value adjustment of $1.7 million, net of tax effect of $1.0 million. This compares to non-GAAP net income for the second quarter 2016 of $14.0 million, or $0.38 per diluted share, excluding $5.5 million of stock-based compensation expense, $5.6 million, net of tax effect of $3.4 million, of intangible assets amortization expense, $1.9 million, net of tax effect of $1.1 million, of acquisition related expenses and $0.6 million, net of tax effect of $0.3 million, of inventory fair value adjustments. Non-GAAP net income for the second quarter of 2016 also includes the effect of a deferred revenue fair value adjustment of $1.7 million, net of tax effect of $1.0 million. Non-GAAP net income for the third quarter of 2015 was $13.2 million, or $0.36 per diluted share, which excluded $4.0 million of stock-based compensation expense and $1.2 million, net of tax effect of $0.8 million, of amortization expense for all intangible assets associated with past acquisitions.

Non-GAAP net income for the nine months ended September 30, 2016 was $42.0 million, or $1.14 per diluted share, excluding $14.1 million of stock-based compensation expense, $16.8 million, net of tax effect of $10.3 million, of intangible assets amortization expense, $4.0 million, net of tax effect of $2.4 million, of acquisition related expenses and $1.7 million, net of tax effect of 1.0 million, of inventory fair value adjustments. Non-GAAP net income includes the effect of a deferred revenue fair value adjustment of $5.0 million, net of tax effect of $3.0 million. This compares to non-GAAP net income of $34.2 million, or $0.93 per diluted share for the nine months ended September 30, 2015, which excludes $11.3 million of stock-based compensation expense and $3.3 million, net of tax effect of $1.7 million of amortization expense for intangible assets associated with past acquisitions. Non-GAAP net income for the nine months ended September 30, 2015 also excludes a $3.4 million gain on an equity investment in Avantec Healthcare Ltd.

“Omnicell completed another strong quarter marked by record revenues and market share gains,” said Randall Lipps, Omnicell President, CEO and Chairman. “Omnicell’s continued growth is the result of successfully broadening our product portfolio, expanding the markets we participate in, and partnering with our customers to address medication management across the full continuum of patient care. The Company is well positioned to take advantage of the great opportunities ahead,” Mr. Lipps added.

2016 Guidance

For full year 2016, the Company re-confirms its 2016 total year guidance. The Company continues to expect product bookings to be between $540 million and $560 million. The Company is narrowing the 2016 non-GAAP revenue guidance range to be between $700 million to $710 million. The range was previously $695 million to $715 million. The Company expects 2016 non-GAAP EPS to be in the middle of the range that we previously guided to of $1.50 to $1.60 per share.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, October 27, 2016 at 1:30 p.m. PT to discuss third quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 4139562. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on December 08, 2016. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 4139562.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on improving care across the entire healthcare continuum-from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient’s home.

Over 4,000 customers worldwide use Omnicell automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety. The recent acquisition of Aesynt adds distinct capabilities, particularly in central pharmacy and IV robotics, creating the broadest medication management product portfolio in the industry.

The Omnicell SureMed solution provides innovative medication adherence packaging to help reduce costly hospital readmissions. These medication adherence solutions are used by over 17,000 institutional and retail pharmacies in North America and the United Kingdom.  These pharmacies are served via the Company’s sales channels and our solutions enable them to maintain high accuracy and quality standards in medication dispensing and administration while optimizing productivity and controlling costs.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, profit and revenue growth, and the success of Omnicell’s strategy for growth, including differentiated products, expansion into new markets and targeted acquisitions. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long term care to home care, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies, such as Aesynt. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Stock-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Intangible assets amortization from business acquisitions. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with acquisition of Aesynt, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to the cost of revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisition related expenses. We excluded from the non-GAAP results the expenses which are related to the recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as excluding certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

· Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

· Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenues:
Product	$133,621	$130,674	$100,941	$392,190	$284,204
Services and other revenues	43,116	42,233	24,293	128,458	70,039
Total revenues	176,737	172,907	125,234	520,648	354,243
Cost of revenues:
Cost of product revenues	76,188	76,306	51,700	224,412	143,319
Cost of services and other revenues	19,041	18,584	9,831	56,766	28,074
Total cost of revenues	95,229	94,890	61,531	281,178	171,393
Gross profit	81,508	78,017	63,703	239,470	182,850
Operating expenses:
Research and development	15,264	13,794	9,176	42,896	25,941
Selling, general and administrative	61,316	64,341	40,668	189,912	123,690
Gain on business combination	—	—	—		(3,443)
Total operating expenses	76,580	78,135	49,844	232,808	146,188
Income (loss) from operations	4,928	(118)	13,859	6,662	36,662
Interest and other income (expense), net	(2,721)	(1,881)	(646)	(6,773)	(1,635)
Income (loss) before provision for income taxes	2,207	(1,999)	13,213	(111)	35,027
Provision (benefit) for income taxes	224	(840)	5,177	(557)	11,922
Net income (loss)	$1,983	$(1,159)	$8,036	$446	$23,105
Net income (loss) per share:
Basic	$0.05	$(0.03)	$0.22	$0.01	$0.64
Diluted	$0.05	$(0.03)	$0.22	$0.01	$0.63
Weighted average shares outstanding:
Basic	36,332	35,987	35,806	36,020	35,983
Diluted	37,079	35,987	36,613	36,695	36,870

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	September 30, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$47,287	$82,217
Accounts receivable, net	177,019	107,957
Inventories	74,125	46,594
Prepaid expenses	29,620	19,586
Other current assets	9,016	7,774
Total current assets	337,067	264,128
Property and equipment, net	41,034	32,309
Long-term investment in sales-type leases, net	18,756	14,484
Goodwill	311,420	147,906
Intangible assets, net	187,571	89,665
Long-term deferred tax assets	2,955	2,361
Other long-term assets	32,612	27,894
Total assets	$931,415	$578,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,715	$22,646
Accrued compensation	27,117	18,195
Accrued liabilities	32,809	30,133
Long-term debt, current portion, net	8,410	—
Deferred revenue, net	93,120	53,656
Total current liabilities	198,171	124,630
Long-term, deferred revenue	17,096	17,975
Long-term deferred tax liabilities	61,576	21,822
Other long-term liabilities	12,173	11,932
Long-term debt, net	214,834	—
Total liabilities	503,850	176,359
Total stockholders’ equity	427,565	402,388
Total liabilities and stockholders’ equity	$931,415	$578,747

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended September 30,
	2016	2015
Operating Activities
Net income	$446	$23,105
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,905	18,457
(Gain) loss on disposal of fixed assets	(9)	114
Gain on business combination	—	(3,443)
Share-based compensation expense	14,063	11,267
Income tax benefits from employee stock plans	1,256	3,838
Excess tax benefits from employee stock plans	(1,560)	(3,942)
Deferred income taxes	(4,767)	(2,235)
Amortization of debt financing fees	1,192	—
Changes in operating assets and liabilities:
Accounts receivable	(25,802)	(25,590)
Inventories	(7,745)	(12,898)
Prepaid expenses	(5,782)	5,937
Other current assets	(89)	1,019
Investment in sales-type leases	(5,296)	(3,220)
Other long-term assets	1,153	247
Accounts payable	5,573	(127)
Accrued compensation	(687)	(5,003)
Accrued liabilities	(1,901)	4,608
Deferred revenue	12,819	(5,369)
Other long-term liabilities	(2,299)	(833)
Net cash provided by operating activities	24,470	5,932
Investing Activities
Purchases of intangible assets, intellectual property and patents	(1,311)	(331)
Software development for external use	(10,569)	(9,445)
Purchases of property and equipment	(10,005)	(6,081)
Business acquisition, net of cash acquired	(271,458)	(25,455)
Net cash used in investing activities	(293,343)	(41,312)
Financing Activities
Proceeds from debt, net	247,051	—
Repayment of debt and revolving credit facility	(25,000)	—
Payment for contingent consideration	(3,000)	—
Proceeds from issuances under stock-based compensation plans	16,516	15,665
Employees' taxes paid related to restricted stock units	(1,917)	(2,285)
Excess tax benefits from employee stock plans	1,560	3,942
Common stock repurchases	—	(50,021)
Net cash provided by (used in) financing activities	235,210	(32,699)
Effect of exchange rate changes on cash and cash equivalents	(1,267)	(52)
Net decrease in cash and cash equivalents	(34,930)	(68,131)
Cash and cash equivalents at beginning of period	82,217	125,888
Cash and cash equivalents at end of period	$47,287	$57,757

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Reconciliation of GAAP revenue to non-GAAP revenue:
GAAP revenue	$176,737	$172,907	$125,234	$520,648	$354,243
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	7,989	—
Non-GAAP revenue	$179,400	$175,570	$125,234	$528,637	$354,243

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$81,508	$78,017	$63,703	$239,470	$182,850
GAAP gross margin	46.1%	45.1%	50.9%	46.0%	51.6%
Share-based compensation expense	628	644	581	1,821	1,630
Amortization of acquired intangibles	5,199	5,214	570	15,624	1,469
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	7,989	—
Inventory fair value adjustments	920	920	—	2,761	—
Acquisitions related expenses	44	227	—	271	—
Non-GAAP gross profit	$90,962	$87,685	$64,854	$267,936	$185,949
Non-GAAP gross margin	50.7%	49.9%	51.8%	50.7%	52.5%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$76,580	$78,135	$49,844	$232,808	$146,188
GAAP operating expenses % to total revenue	43.3%	45.2%	39.8%	44.7%	41.3%
Share-based compensation expense	(4,049)	(4,851)	(3,385)	(12,242)	(9,637)
Amortization of acquired intangibles	(3,714)	(3,838)	(1,408)	(11,500)	(3,550)
Acquisitions related expenses	(342)	(1,980)	—	(4,924)	—
Gain on business combination	—	—	—	—	3,443
Non-GAAP operating expenses	$68,475	$67,466	$45,051	$204,142	$136,444
Non-GAAP operating expenses % to total revenue	38.2%	38.4%	36.0%	38.6%	38.5%

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$4,928	$(118)	$13,859	$6,662	$36,662
GAAP operating income % to total revenue	2.8%	(0.1)%	11.1%	1.3%	10.3%
Share-based compensation expense	4,677	5,495	3,966	14,063	11,267
Amortization of acquired intangibles	8,913	9,052	1,978	27,124	5,019
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	7,989	—
Inventory fair value adjustments	920	920	—	2,761	—
Acquisitions related expenses	386	2,207	—	5,195	—
Gain on business combination	—	—	—	—	(3,443)
Non-GAAP income from operations	$22,487	$20,219	$19,803	$63,794	$49,505
Non-GAAP operating income % to total Non-GAAP revenue	12.5%	11.5%	15.8%	12.1%	14.0%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$1,983	$(1,159)	$8,036	$446	$23,105

Share-based compensation expense	4,677	5,495	3,966	14,063	11,267
Amortization of acquired intangibles	8,913	9,052	1,978	27,124	5,019
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	7,989	—
Inventory fair value adjustments	920	920	—	2,761	—
Acquisitions related expenses(a)	783	3,002	—	6,387	—
Gain on business combination	—	—	—	—	(3,443)
Tax effect of the adjustments above(b)	(5,047)	(5,942)	(775)	(16,820)	(1,703)
Non-GAAP net income	$14,892	$14,031	$13,205	$41,950	$34,245

Reconciliation of GAAP net income (loss) per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	37,079	35,987	36,613	36,695	36,870

Shares - diluted Non-GAAP	37,079	36,649	36,613	36,695	36,870

GAAP net income (loss) per share - diluted	$0.05	$(0.03)	$0.22	$0.01	$0.63
Share-based compensation expense	0.13	0.15	0.11	0.38	0.31
Amortization of acquired intangibles	0.24	0.25	0.05	0.74	0.14
Acquisition accounting impact related to deferred revenue	0.07	0.07	—	0.22	—
Inventory fair value adjustments	0.02	0.03	—	0.08	—
Acquisitions related expenses(a)	0.02	0.08	—	0.17	—
Gain on business combination	—	—	—	—	(0.10)
Tax effect of the adjustments above(b)	(0.13)	(0.17)	(0.02)	(0.46)	(0.05)
Non-GAAP net income per share - diluted	$0.40	$0.38	$0.36	$1.14	$0.93

Reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA:
GAAP net income (loss)	$1,983	$(1,159)	$8,036	$446	$23,105
Share-based compensation expense	4,677	5,495	3,966	14,063	11,267
Interest (income) and expense, net	1,523	1,348	138	4,618	321
Depreciation and amortization expense	14,702	14,724	6,482	43,899	18,457
Acquisition accounting impact related to deferred revenue	2,663	2,663	—	7,989	—
Inventory fair value adjustments	920	920	—	2,761	—
Acquisitions related expenses(a)	783	3,002	—	6,387	—
Gain on business combination	—	—	—	—	(3,443)
Income tax expense	224	(840)	5,177	(557)	11,922
Non-GAAP Adjusted EBITDA (c)	$27,475	$26,153	$23,799	$79,606	$61,629
___________________________________________
(a)Business combination rules require us to account for the fair value of Property, Plant and Equipment (“PPE”) acquired in our purchase accounting.  In connection with the Aesynt acquisition, we recorded approximately $0.3 million of additional depreciation expense related to the fair value step-up of PPE in Q1, Q2, and Q3 2016, respectively.   As these costs represent the expense recognition of fair value adjustments in excess of the historical cost basis of PPE obtained through acquisition, these charges are outside the control of those responsible for the underlying operations of the business.  In connection with Q3’16 and year-to-date Q3’16 presentation, we revised the previously disclosed Non-GAAP measurements by $0.3 million for Q1 and Q2’2016, respectively, for the impact of depreciation expense related to the fair value step-up of PPE.
(b) Tax effects calculated for all adjustments except share-based compensation expense, using the estimated annual effective tax rate of 38% for fiscal year 2016.
(c) Defined as earnings before interest income and expense, taxes, depreciation and amortization, share-based compensation expense, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$152,437	$24,300	$176,737	$102,967	$22,267	$125,234
Cost of revenues	77,828	17,401	95,229	45,668	15,863	61,531
Gross profit	74,609	6,899	81,508	57,299	6,404	63,703
Gross margin %	48.9%	28.4%	46.1%	55.6%	28.8%	50.9%

Operating expenses	49,123	6,137	55,260	30,628	6,070	36,698
Income from segment operations	$25,486	$762	$26,248	$26,671	$334	$27,005
Operating margin %	16.7%	3.1%	14.9%	25.9%	1.5%	21.6%

Corporate costs			21,320			13,146
Income from operations			$4,928			$13,859

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$450,043	$70,605	$520,648	$284,447	$69,796	$354,243
Cost of revenues	233,401	47,777	281,178	123,923	47,470	171,393
Gross profit	216,642	22,828	239,470	160,524	22,326	182,850
Gross margin %	48.1%	32.3%	46.0%	56.4%	32.0%	51.6%

Operating expenses	151,108	17,518	168,626	85,195	18,321	103,516
Income from segment operations	$65,534	$5,310	$70,844	$75,329	$4,005	$79,334
Operating margin %	14.6%	7.5%	13.6%	26.5%	5.7%	22.4%

Corporate costs			64,182			42,672
Income from operations			$6,662			$36,662

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2016
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$152,437			$24,300			$176,737
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Non-GAAP Revenues	$155,100			$24,300			$179,400

GAAP Gross profit	$74,609	48.9%		$6,899	28.4%		$81,508	46.1%	45.4%
Stock-based compensation expense	511	0.3%	0.3%	117	0.5%	0.5%	628	0.4%	0.4%
Amortization expense of acquired intangible assets	4,867	3.2%	3.1%	332	1.4%	1.4%	5,199	2.9%	2.9%
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	44	—%	—%	—	—%	—%	44	—%	—%
Non-GAAP Gross profit	$83,614		53.9%	$7,348		30.2%	$90,962		50.7%

GAAP Operating income	$25,486	16.7%		$762	3.1%		$26,248	14.9%
Stock-based compensation expense	1,952	1.3%	1.3%	264	1.1%	1.1%	2,216	1.3%	1.2%
Amortization expense of acquired intangible assets	7,623	5.0%	4.9%	1,290	5.3%	5.3%	8,913	5.0%	5.0%
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	133	0.1%	0.1%		—%	—%	133	0.1%	0.1%
Non-GAAP Operating income	$38,777		25.0%	$2,316		9.5%	$41,093		22.9%

GAAP Corporate costs							$21,320	12.1%
Stock-based compensation expense							2,461	1.4%	1.4%
Acquisition-related expenses							253	0.1%	0.1%
Non-GAAP Corporate costs							$18,606		10.4%

Non-GAAP Income from operations							$22,487		12.5%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2015
	Automation and Analytics		Medication Adherence		Total
	Amount	% of GAAP Revenue*	Amount	% of GAAP Revenue*	Amount	% of GAAP Revenue*
Revenues	$102,967		$22,267		$125,234

GAAP Gross profit	$57,299	55.6%	$6,404	28.8%	$63,703	50.9%
Stock-based compensation expense	403	0.4%	178	0.8%	581	0.5%
Amortization expense of acquired intangible assets	238	0.2%	332	1.5%	570	0.5%
Non-GAAP Gross profit	$57,940	56.3%	$6,914	31.1%	$64,854	51.8%

GAAP Operating income	$26,671	25.9%	$334	1.5%	$27,005	21.6%
Stock-based compensation expense	1,572	1.5%	303	1.4%	1,875	1.5%
Amortization expense of acquired intangible assets	902	0.9%	1,076	4.8%	1,978	1.6%
Non-GAAP Operating income	$29,145	28.3%	$1,713	7.7%	$30,858	24.6%

GAAP Corporate costs					$13,146	10.5%
Stock-based compensation expense					2,091	1.7%
Non-GAAP Corporate costs					$11,055	8.8%

Non-GAAP Income from operations					$19,803	15.8%

_____________________________________________

* For the three months ended September 30, 2015, there were no differences between GAAP and non-GAAP revenues.